EXHIBIT 10.3
SECOND AMENDMENT TO THE
SMITH INTERNATIONAL, INC.
1989 LONG-TERM INCENTIVE COMPENSATION PLAN
(As Amended and Restated as of January 1, 2005)
W I T N E S S E T H
     WHEREAS, Smith International, Inc. (the “Company”) maintains the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan (the “Plan”) for the purpose of providing additional incentives to officers and other valued employees of the Company; and
     WHEREAS, in Section 7.7 of the Plan, the Board of Directors of the Company (the “Board”) reserved the discretionary right to amend the Plan at any time; and
     WHEREAS, the Board now desires to amend the Plan, to (i) permit an electronic Incentive Agreement (the “Agreement”) as evidence of the award; and (ii) permit that the Agreement, with the approval of the Board, need not be signed by a representative of the Company or a Participant but can be accepted by electronic means.
     NOW, THEREFORE, effective as of the dates specified below, the Plan is hereby amended by this Second Amendment thereto, as follows:
     1. Effective as of January 1, 2006, Section 1.2(s) of the Plan is hereby amended by replacing the definition of “Incentive Agreement” used therein with the following new definition:
     Incentive Agreement. The written agreement (whether in a hard copy or in an electronic form approved by the Committee) between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.
2. Effective as of January 1, 2006, Section 2.2(a) of the plan is here by amended by replacing the first sentence of the Section with the following sentence:
     Each grant of a Stock Option shall be evidenced by a written Incentive Agreement, either in hard copy or in an electronic form approved by the Committee.
     3. Effective as of January 1, 2006, Section 6.1 of the Plan is hereby amended by replacing the last sentence of the Section with the following sentence:
     The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer; provided, however, the Committee, in its discretion, may from time to time approve another method of acceptance by the Grantee.
     IN WITNESS WHEREOF, this Second Amendment to the Plan is hereby executed on this 17th day of October, 2006, to be effective as of the dates specified therein.

ATTEST:		SMITH INTERNATIONAL, INC.

By:	/s/ PAMELA L. KUNKEMOELLER	By:	/s/ RICHARD E. CHANDLER, JR.

Name:	Pamela L. Kunkemoeller	Name:	Richard E. Chandler, Jr.
Title:	Senior Corporate Counsel and Assistant Secretary	Title:	Senior Vice President, General Counsel and Secretary

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